UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 4, 2007
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                         FLATBUSH FEDERAL BANCORP, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Federal                            0-50377                  11-3700733
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(State or Other Jurisdiction)   (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)


2146 Nostrand Avenue, Brooklyn, New York                          11210
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (718) 859-6800
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     Flatbush Federal Bancorp, Inc. (the "Company"), the holding company of Flatbush Federal Savings and Loan Association (the "Association"), announced that on September 4, 2007 the Board of Directors has appointed Michael J. Lincks, and that Mr. Lincks has accepted the appointment, to serve as a director of the Company, the Association and Flatbush Federal Bancorp, MHC (the "MHC"). The appointment will become effective as of September 27, 2007 and Mr. Lincks will serve on these Boards of Directors for a term to run until the next election of directors by the Company's shareholders, scheduled for April 24, 2008. Mr. Lincks is filling the vacancy on the Boards of Directors created when former director Stan Cohen resigned, effective August 15, 2007. Mr. Lincks will also serve on the Company's Audit Committee.

     Mr. Lincks is a Certified Public Accountant and a private investor. He is a retired financial executive with over 25 years in the banking industry, having held several executive and senior management positions. Mr. Lincks was also an Adjunct Professor at the Graduate School of Business of Long Island University - CW Post College teaching Finance, Accounting and Taxation courses over a period of 21 years.



Item 9.01.  Financial Statements and Exhibits.

   (a) Financial statements of businesses acquired. None

   (b) Pro forma financial information. None

   (c) Shell company transactions. None

   (d) Exhibits. None.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          FLATBUSH FEDERAL BANCORP, INC.

Dated: September 7, 2007                  By:   /s/ Jesus R. Adia
                                                -----------------
                                          Jesus R. Adia
                                          President and Chief Executive Officer